UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): September 6, 2007
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                                    NIC INC.
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             (Exact name of registrant as specified in its charter)


          Colorado                  000-26621              52-2077581
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(State or other jurisdiction of    (Commission          (I.R.S. Employer
 incorporation or organization)    File Number)        Identification No.)

                           10540 South Ridgeview Road
                              Olathe, Kansas 66061
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          (Address of principal executive offices, including zip code)

                                 (877) 234-3468
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 11, 2007, NIC Inc. (the "Company") announced the retirement of Samuel R. Somerhalder, Chief Administrative Officer, effective September 15, 2007. A copy of the press release announcing Mr. Somerhalder's retirement is furnished to the United States Securities and Exchange Commission with this report on Form 8-K as Exhibit 99.

Mr. Somerhalder informed the Company of his decision to retire on September 6, 2007.

The Company did not appoint an interim Chief Administrative Officer. The Company will consolidate Mr. Somerhalder's duties under Chief Operating Officer William
F. Bradley, Jr.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99 - Press release issued by NIC Inc. dated September 11, 2007





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NIC Inc.

Date: September 11, 2007               /s/ Stephen M. Kovzan
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                                       Stephen M. Kovzan
                                       Chief Financial Officer





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